Exhibit 99.1

1 Investor Presentation September 2022

2 This investor presentation contains future oral and written statements of Shore Bancshares, Inc. (the “Company” or “SHBI”) an d i ts wholly - owned banking subsidiary, Shore United Bank, N.A. (the “Bank”), and its management, which may contain statements about future events that constitute forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward - looking statements may be identified by references to a future period or periods or by the use of the words "be lieve," "expect," "anticipate," "intend," "estimate," "assume," "will," should," "plan," and other similar terms or expressions. Forward - looking statements include but are not limited to: (i) projec tions and estimates of revenues, expenses, income or loss, earnings or loss per share, and other financial items, including our financial results for the second quarter of 2022, (ii) statements of pl ans, objectives and expectations of the Company or its management, (iii) statements of future economic performance, and (iv) statements of assumptions underlying such statements. Forward - looking state ments should not be relied on because they involve known and unknown risks, uncertainties and other factors, some of which are beyond the control of the Company and the Bank. These ris ks, uncertainties and other factors may cause the actual results, performance, and achievements of the Company and the Bank to be materially different from the anticipated future results, per for mance or achievements expressed in, or implied by, the forward - looking statements. Factors that could cause such differences include, but are not limited to, local, regional, national and in ternational economic conditions, the extent of the impact of the COVID - 19 pandemic, including the impact of actions taken by governmental and regulatory authorities in response to such pandemic, s uch as the CARES Act and the programs established thereunder, and our participation in such programs, volatility of the financial markets, changes in interest rates, regulatory considerat ion s, competition and market expansion opportunities, changes in non - interest expenditures or in the anticipated benefits of such expenditures, the receipt of required regulatory approvals, cha nge s in non - performing assets and charge - offs, changes in tax laws, current or future litigation, regulatory examinations or other legal and/or regulatory actions, the impact of any tariffs, te rro rist threats and attacks, acts of war or threats thereof or other pandemics. Therefore, the Company can give no assurance that the results contemplated in the forward - looking statements will be realized. F or more information about these factors, please see our reports filed with or furnished to the Securities and Exchange Commission (the “SEC”), including the Company’s most recent Annual Rep ort on Form 10 - K and Quarterly Report on Form 10 - Q on file with the SEC, including the sections entitled "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Res ults of Operations." Any forward - looking statements contained in this investor presentation are made as of the date hereof, and the Company undertakes no duty, and specifically disclaims any du ty, to update or revise any such statements, whether as a result of new information, future events or otherwise, except as required by applicable law. This investor presentation has been prepa red by the Company solely for informational purposes based on its own information, as well as information from public sources. Certain of the information contained herein may be derived from info rma tion provided by industry sources. The Company believes such information is accurate and that the sources from which it has been obtained are reliable. However, the Company has not inde pen dently verified such information and cannot guarantee the accuracy of such information. This investor presentation has been prepared to assist interested parties in making their own eva luation of the Company and does not purport to contain all of the information that may be relevant. In all cases, interested parties should conduct their own investigation and analysis of th e C ompany and the data set forth in the investor presentation and other information provided by or on behalf of the Company. This investor presentation is not an offer to sell securities and it is no t soliciting an offer to buy securities in any state where the offer or sale is not permitted. Neither the SEC nor any other regulatory body has approved or disapproved of the securities of the Company or pas sed upon the accuracy or adequacy of this presentation. Any representation to the contrary is a criminal offense. Non - GAAP Financials This investor presentation includes certain non - GAAP financial measures intended to supplement, not substitute for, comparable G AAP measures and the Company’s reported results prepared in accordance with GAAP. Numbers in this presentation may not sum due to rounding. Disclaimer

3 Management Team * Reference Appendix section for biographies Name Title/Function Entity Years in Banking Years with Company Lloyd L. “Scott” Beatty, Jr. President and Chief Executive Officer SHBI, Bank 31 18 Edward C. Allen EVP and Chief Financial Officer SHBI, Bank 45 11 Donna J. Stevens EVP and Chief Operating Officer SHBI, Bank 42 24 Charles E. Ruch, Jr. EVP and Chief Credit Officer Bank 45 16 Michael T. Cavey EVP and Chief Lending Officer Bank 37 7 Jennifer M. Joseph EVP and Chief Retail Officer Bank 36 6 Christa J. Heron EVP and Chief Risk Officer SHBI, Bank 35 1 Totals 271 83

4 Financial Summary and Key Ratios Financial Ratio 12/31/21 YTD Ann. 6/30/22 Return on Average Assets (1) 0.95% 0.85% Return on Average Equity (1) 11.34% 10.41% Net Interest Margin 2.94% 2.94% Non - interest Income/Average Assets (2) 0.58% 0.69% Non - interest Expense/Average Assets (1),(2) 2.08% 2.31% Efficiency Ratio (Non - GAAP) (1),(3) 61.15% 65.13% Nonperforming Assets/Assets Excluding TDRs (4) 0.27% 0.25% Tangible Common Equity/Tangible Assets 8.25% 8.39% Return on Average Tangible Common Equity (1) 11.34% 10.41%  Total Assets: $ 3.4 billion  Gross Loans: $ 2.3 billion  Total Deposits: $ 3.0 billion  Total Shareholders’ Equity: $ 352.8 million  Tangible Common Equity: $ 283.0 million  Shares Outstanding (6/30/22) 19,849,563  Headquarters: Easton, Maryland (1) Excludes merger - related expenses and amortization of intangibles (2) Non - interest income and expense are annualized for comparative purposes (3) Non - interest expense (excluding merger - related expenses and amortizations of intangible assets) as a percentage of fully taxable net interest income and noninterest income (4) Nonperforming assets (NPAs) include nonaccrual and 90 days past due and still accruing loans, accruing troubled debt restruct uri ngs and net other real estate and other assets owned Note: Financial information as of June 30, 2022 As of June 30, 2022

5 Locations SHORE BANCSHARES Headquarters 18 E. Dover St. Easton, MD 21601 BANKING Shore United Bank 18 E. Dover St. Easton, MD 21601 877.758.1600 ShoreUnitedBank.com LOAN PRODUCTION OFFICES Shore United Bank  102 Sleepy Hollow Drive, Suite 204 Middletown, DE 19709  5291 Corporate Drive, Suite 202 Frederick, MD 21703  6411 Ivy Lane, Suite 505 Greenbelt, MD 20770  19716 Sea Air Ave #3 Rehoboth Beach, DE 19971 INVESTMENTS WYE Financial Partners  16 N. Washington Street Easton, MD 21601  1101 Maiden Choice Ln, Baltimore, MD 21229 410.763.8543 WyeFinancialPartners.com 37 Locations 30 Branches 4 Loan Production Offices 2 Investment Offices 1 Headquarters

6 Strategic Direction  Market Expansion  LPO’s and Strategic Branching – New Ocean City branch open & new Rehoboth branch announced  Acquire Banks in or Contiguous to our Existing Markets  Operating Strategy  Drive Profitability  Emphasis on Core Deposits & Cost of Funds  Capitalize on New Market Opportunities & current market disruption  Increase Referrals  Diversify Loan Portfolio – Focus on consumer loan portfolio

7 Maryland Rank Share Branches Talbot 1 46.25% 4 Queen Anne’s 2 27.23% 5 Caroline 3 19.39% 2 Kent 4 10.02% 1 Anne Arundel 6 5.32% 7 Dorchester 7 5.60% 1 Worcester 11 1.25% 2 Howard 13 0.45% 1 Baltimore 16 0.82% 2 Delaware Rank Share Branches Kent 6 4.74% 4 Virginia Accomack 6 1.76% 1 Selected SHBI Market Highlights  2022 Median Household income for entire franchise is $94,082 in MD, $76,376 in DE, $84,251 in VA, vs. $72,465 for the US.  Projected HH income increase (2022 - 2027) is 8.72% for MD, 12.56% for DE, and 10.00% for VA.  Projected 5 - year population growth rate (2022 - 2027) in overall market = 4.24% for MD, 5.10% for DE, and 3.51% for VA  SHBI deposit market rank/share by county (2021):

8 Market Rank Local Rank Ticker Company Name City (HQ) HQ State Branches 2021 Total Deposits 2021 ($000) ’21 Market Share (%) 1 – BAC Bank of America Corp. Charlotte NC 47 11,989,494 18.3% 2 – MTB M&T Bank Corp. Buffalo NY 71 11,273,996 17.2% 3 – TFC Truist Financial Corp. Charlotte NC 45 8,086,925 12.4% 4 – PNC PNC Financial Services Group Inc. Pittsburgh PA 69 6,635,485 10.2% 5 – WFC Wells Fargo & Co. San Francisco CA 30 5,003,060 7.7% 6 – FNB F.N.B. Corp Pittsburgh PA 19 3,120,749 4.8% 7 1 SHBI Shore Bancshares, Inc. Easton MD 30 2,892,123 4.4% 8 2 SASR Sandy Spring Bancorp Inc. Olney MD 10 2,182,490 3.3% 9 - COF Capital One Financial McLean VA 6 1,750,368 2.7% 10 3 – Capital Funding Bancorp Inc. Baltimore MD 1 1,676,433 2.6% 11 – FULT Fulton Financial Corp. Lancaster PA 8 1,198,794 1.8% 12 – WSFS WSFS Financial Corp. Wilmington DE 6 881,370 1.3% 13 4 – Rosedale Federal Savings & Loan Assoc. Baltimore MD 11 818,524 1.3% 14 5 – Calvin B. Taylor Bankshares Inc. Berlin MD 12 687,769 1.1% 15 6 BVFL BV Financial Inc. Baltimore MD 11 595,913 0.9% 16 – WSBC WesBanco Inc. Wheeling WV 9 560,242 0.9% 17 7 – Queenstown Bank Queenstown MD 8 548,860 0.8% 18 – – The Toronto - Dominion Bank Toronto -- 5 529,937 0.8% 19 8 – Bank of Ocean City Ocean City MD 4 469,101 0.7% 20 9 – PSB Holding Corp. Preston MD 8 444,880 0.7% Other Market Participants (27) 85 4,012,900 6.1% Total 495 65,359,413 100.00% Deposit Market Share: SHBI Markets NOTE: SHBI Market defined as Maryland Counties of Kent, Anne Arundel, Queen Anne's, Talbot, Caroline, Dorchester, Baltimore, Ho ward, Worcester, Kent County, Delaware; and Accomack County, VA. SOURCE: SNL Analysis as of September 1, 2022

9 Total Deposits ($M) Total Assets ($M) Total Gross Loans Held for Investment ($M) NCOs / Avg. Loans Targeted, Organic Balance Sheet Growth Source: S&P Global Market Intelligence; Company documents $1,341 $1,701 $3,026 $3,014 Core (Net recoveries) $1,249 $1,454 $2,119 $2,265 Cannabis industry

10 Income Statement (Quarterly) Dollar Value in Thousands 6/30/2021 9/30/2021 12/31/2021 3/31/2022 6/30/2022 Interest and Fees on Loans $14,381 $15,484 $20,564 $22,085 $23,452 Other Interest Income 1,150 1,415 1,832 2,239 3,218 Interest Income 15,531 16,899 22,396 24,324 26,670 Interest on Deposits 1,056 949 1,272 1,358 1,511 Interest on Borrowings 372 361 485 536 541 Interest Expense 1,428 1,310 1,757 1,894 2,052 Net Interest Income 14,103 15,589 20,639 22,430 24,618 Provision for Loan Losses 650 290 (1,723) 600 200 Service Charges on Deposits 683 805 1,234 1,359 1,438 Trust and Investment Fee Income 475 477 522 514 447 Other Noninterest Income 1,745 1,627 3,373 4,173 3,948 Total Noninterest Income 2,903 2,909 5,129 6,046 5,833 Salaries, and Wages 4,262 5,091 7,727 9,562 8,898 Employee Benefits 1,493 1,654 2,271 2,662 2,269 Occupancy, Furniture and Equipment 1,182 1,292 1,648 1,996 1,896 Data Processing 1,217 1,170 1,487 1,607 1,668 Legal and Professional 648 428 150 637 811 Other Expenses 2,074 2,300 10,214 3,868 4,552 Total Noninterest Expense 10,876 11,935 23,497 20,332 20,094 Net Income Before Taxes 5,480 6,273 3,994 7,544 10,157 Provisions for Taxes 1,449 1,657 1,271 1,931 2,658 Net Income (GAAP) $4,031 (1) $4,616 (2) $2,723 (3) $5,613 (4) $7,499 (5) (1) Includes merger related expenses of $377 thousand. Net income excluding these expenses would’ve been $4,311 for the second qu art er of 2021. (2) Includes merger related expense of $538 thousand. Net income excluding these expenses would’ve been $5,014 for the third quar ter of 2021. (3) Includes merger related expense of $7.6 million. Net income excluding these expenses would’ve been $7,915 for the fourth quar ter of 2021. (4) Includes merger related expense of $730 thousand. Net income excluding these expenses would’ve been $6,156 for the first quar ter of 2022. (5) Includes merger related expense of $241 thousand. Net income excluding these expenses would’ve been $7,674 for the second qua rte r of 2022. Source: S&P Global Market Intelligence; Company documents

11 (Dollar Value in Thousands) As of June 30, 2022 Loan Type Balance % of Total Construction $267,547 11.8% 1 - 4 family residential 101,277 CRE Lot Loans 25,965 Land Development 38,761 Commercial Const Non 1 - 4 Family 82,214 Consumer RE Lot Loans 19,330 Residential Real Estate 698,249 30.7% Secured by 1 - 4 family - revolving 65,096 Secured by 1 - 4 family - closed end 439,596 Secured by multifamily residential 76,322 Mortgage division 117,235 Commercial Real Estate 953,090 41.9% Secured by farmland 28,891 Secured by owner - occupied 301,026 Secured by other 623,173 Commercial 158,345 7.0% Commercial and industrial loans 156,606 PPP Loans (SBA) 1,739 Consumer 194,654 8.6% Classic Auto 62,540 Boats 120,508 Other 11,606 Total $2,271,885 100.0% Concentrations as a percentage of total capital as of June 30, 2022 :  CRE Concentration Ratio = 292.2%  Construction Concentration Ratio = 80.4% Commercial 7.0% Consumer 8.6% Construction 11.8% Residential Real Estate 30.7% Commercial Real Estate 41.9% Loan Portfolio $2,271.9 mm

12 Dollar Values in Thousands 12/31/2020 12/31/2021 6/30/2022 Non - performing Assets Nonaccrual Loans $5,455 $2,004 $2,693 90+ or More Days Past Due 804 508 803 Other Real Estate Owned -- 532 197 Total Non - Performing Assets $6,259 $3,044 $3,693 Performing TDRs $6,997 $5,667 $4,894 Total NPAs + TDRs $13,256 $8,711 $8,587 NPAs / Assets (%) 0.32 0.09 0.12 NPAs + TDRS / Assets (%) 0.68 0.25 0.26 Reserves Loan Loss Reserve $13,888 $13,944 $15,483 Reserves / Gross Loans (%) 0.95 (1) 0.66 (1) 0.68 (1) Reserves / Gross Loans (%) 1.09 (2) 0.93 (2) 0.89 (2) Reserves / NPLs (%) 254.59 695.81 574.94 Reserves / NPLs+TDRs (%) 104.77 160.07 173.69 Net Charge - offs Net Charge - Offs (Recoveries) $519 $(414) $(739) Credit Quality Statistics 1) Includes purchased loans from Northwest and Severn and includes PPP loans 2) Excludes PPP loans and purchased loans from Northwest and Severn

13 (Dollars in thousands) Amortized Cost Gross Unrealized Gains/(Losses) Estimated Fair Value Available - for - sale securities: June 30, 2022 U.S. Government Agencies $22,238 $(2,751) $19,487 Mortgage - backed 79,579 (6,292) 73,287 Other Debt Securities 2,022 (107) 1,915 Total $103,839 $(9,150) $94,689 Held - to - maturity securities: U.S Government Agencies $104,847 (8,254) 96,593 Mortgage - backed 341,709 (34,959) 306,750 States and Political Subdivisions 400 - 400 Other Debt Securities 12,001 (309) 11,692 Total $458,957 $(43,522) $415,435 Equity Securities 1,362 (91) 1,271 Total Securities $564,158 $511,395 Average Yield 1.64% Average Duration 6.4 Years Securities Portfolio

14 (Dollar Value in Thousands) June 30, 2022 Deposit Type Balance % of Total Average Rate (%) Noninterest Bearing Demand 889,122 29.5 0.00 Interest Bearing Demand 642,223 21.3 0.19 Money Market & Savings 1,034,974 34.3 0.22 CDs $100,000 or more 229,047 7.6 0.48 Other Time 218,965 7.3 0.55 Total Deposits 3,014,331 100.0 0.19 Total Cost of Interest - Bearing Deposits 0.26 Total Cost of Funds (Including Borrowings) (1) 0.19 Noninterest Bearing Demand 29.5% Interest Bearing Demand 21.3% Money Market & Savings 34.3% CDs $100k or more 7.6% Other Time 7.3% $3.014 mm Attractive Deposit Base (Bank Only) Deposit Type (1) Includes Non - interest bearing deposits

15 Yield Table – 6/30/22 YTD with and without excess liquidity As reported YTD 6/30/2022 Without $200 million in excess liquidity YTD 6/30/2022 (Dollars in thousands) Average Balance Interest Yield/rate Average Balance Interest Yield/rate Earnings assets Loans $2,188,236 $45,614 4.20% $2,188,236 $45,614 4.20% Investment securities Taxable 538,676 4,377 1.64 538,676 4,377 1.64 Interest - bearing deposits 506,224 1,080 0.43 306,224 1,080 0.71 Total earning assets 3,233,136 51,071 3.19% 3,033,136 51,071 3.40% Cash and due from banks 5,569 5,569 Other assets 224,219 224,219 Allowance for credit losses (14,759) (14,759) Total assets $3,448,165 $3,248,165 Interest - bearing liabilities Interest - bearing deposits 2,125,235 2,869 0.27 2,125,235 2,869 0.27 Securities sold under retail repurchase agreements 1,377 2 0.29 1,377 2 0.29 Advances from FHLB – long - term 10,096 29 0.58 10,096 29 0.58 Subordinated debt 42,840 1,046 4.92 42,840 1,046 4.92 Total interest - bearing liabilities 2,179,548 3,946 0.37% 2,179,548 3,946 0.37% Noninterest - bearing deposits 893,282 693,282 Accrued expenses and other liabilities 22,233 22,233 Stockholders’ equity 353,102 353,102 Total liabilities and stockholders’ equity $3,448,165 $3,248,165 Net interest spread $47,125 2.82% $47,125 3.03% Net interest margin 2.94% 3.13%

16 Capital Ratios (Bank Only) 9.73% 9.48% 9.45% 13.21% 13.90% 13.39% 13.21% 13.90% 13.39% 14.25% 14.55% 14.05% 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 16.00% YE 2020 YE 2021 6/30/2022 Tier 1 Leverage Ratio Common Equity Tier 1 Tier 1 Risk-Based Capital Ratio2 Total Risk-Based Capital Ratio

17 Compelling Investment Considerations  Excellent Cost of Funds  Strategic plan positioned for organic growth and acquisitions  Focused on creating sustainable competitive advantages  Strengthened noninterest revenue sources  Driving a sales culture with both a commercial and retail focus while maintaining our credit discipline

18 APPENDIX Appendix

19 SHBI Management Team Talent, depth, unique skills  Lloyd L. “Scott” Beatty, Jr ., 70 , CPA, President & CEO of Shore Bancshares, Inc. since June 2013, Director of SHBI since December 2000, Director of Shore United Bank (formerly the Talbot Bank and CNB) since 1992. COO from 2006 until 2012 and named President and CO O in 2012. Formerly COO, private equity firm Darby Overseas Investments. Formerly Managing Partner of public accounting firm.  Edward C. Allen , 74, Executive Vice President & Chief Financial Officer Shore Bancshares, Inc. and of Shore United Bank since June 2016. Prior to that he was President & CEO of CNB, a Shore Bancshares affiliate for two years. Mr. Allen is a career banker with 45 years experience in community banks.  Donna J. Stevens , 60 , Executive Vice President & Chief Operating Officer of Shore Bancshares, Inc. since July 2015 and Shore United Bank since July 2016. She has been employed by the Company in various officer capacities since 1997, including Senior Vice President, and Senior Operations and Compliance Officer of CNB. Ms. Stevens is a graduate of Maryland Banking School and ABA Stonier Graduate Scho ol of Banking.  Charles E. Ruch Jr. , 63 , Executive Vice President and Chief Credit Officer of Shore United Bank (formerly CNB) since 2010 and joined CNB in 2006. Entered banking in 1977, holding various retail positions from teller to core manager through the 1980s with Equitable Ban k. Joined AB&T as a commercial lender in 1987 and was AB&T’s Senior Commercial Lender for 10 years. Graduated from the University of Ma ryl and in 1983.  Michael T. Cavey , 65 , Executive Vice President and Chief Lending Officer of Shore United Bank (formerly the Talbot Bank) joined the bank in 2014 as a Senior Vice President and Commercial Sales Manager. Prior to his employment in 2014 with The Talbot Bank, Mr. Cavey wo rked for Howard Bank as a Senior Vice President and Regional Executive for Howard and Anne Arundel Counties for five years. Prior to his position at Howard Bank, Mr. Cavey held a Senior Vice President and Commercial Team Leader positions at Sandy Spring Bank and M& T Bank. Mr. Cavey received his Bachelor of Science degree from Duke University.  Jennifer M. Joseph , 54 , Executive Vice President and Chief Retail Officer of Shore United Bank since November 2016. Prior to her employment, Mrs. Joseph served as the Market Executive of PNC Bank, N.A. from 2011 to 2015. Mrs. Joseph entered into banking in 1986, holding various retail and lending positions, including Business Banking Sales Manager. She is a graduate of ABA Stonier Grad uat e School of Banking and CBA Graduate School of Retail Bank Management.  W. David Morse , 61, Executive Vice President, General Counsel & Assistant Secretary of Shore Bancshares, Inc. and Shore United Bank (formerly the Talbot Bank) has served as Secretary and General Counsel for the Company since 2008. He began employment with T alb ot Bank in 1991. He received his Juris Doctorate from the University of Baltimore and his Bachelor of Arts degree from High Poi nt College, NC.

20 SHBI Management Team (continued) Talent, depth, unique skills  Vance W. Adkins, 41, CPA, CGMA, Executive Vice President & Treasurer since November 1, 2021, after the merger of the Company and Severn Bancorp, Inc. He has over 15 years of experience in the financial services industry. Previously, he was Chief Financia l O fficer with Severn Bank in Annapolis, Maryland from 2019 to 2021. Prior to joining Severn Bank, he worked with various commercial banks i ncl uding American National Bank & Trust Company and Home Town Bank. Mr. Adkins received both his Bachelor of Science in Accounting and hi s Masters of Science, Accounting & Information Systems from Virginia Polytechnic Institute and State University.  Andrea E. Colender , 58, Executive Vice President, Chief Legal Officer & Secretary since November 1, 2021, after the merger of the Company and Severn Bancorp, Inc. Prior to joining the Company, Ms. Colender served as General Counsel to Severn Bancorp and Severn Bank beginning in March 2009. She was later appointed to act as Corporate Secretary. Ms. Colender graduated from the University of Maryland School of Law with honors in 1988. Ms. Colender received her B.A. from New College, University of South Florida, in 1985.  Christa J. Heron, 55, Executive Vice President & Chief Risk Officer since November 1, 2021, after the merger of the Company and Severn Bancorp, Inc. Prior to joining the Company, Ms. Heron served in several capacities at Severn Bank including Chief Risk Office r f rom 2019 to 2021. Her career has spanned over thirty - five years where she started as a Teller and progressed through a variety of department s and leadership positions. She obtained an Associate of Arts Degree from Anne Arundel Community College in 1989 and Certified Regu lat ory Compliance Manager (CRCM) designation from the Institute of Certified Bankers in 2016.

21 Dollar Values in Thousands 2019 2020 2021 6/30/2022 Assets Cash and Cash Equivalents $94,971 $186,917 $583,613 $403,009 Available for Sale Securities 122,791 139,568 116,982 94,689 Other Securities 14,318 70,727 410,125 470,122 Total Cash & Securities 232,080 397,212 1,110,720 967,820 Loans Held for Sale – – 37,749 7,306 Total Loans Held for Investment 1,248,654 1,454,256 2,119,175 2,264,579 Loan Loss Reserve (10,507) (13,888) (13,944) (15,483) Total Net Loans Held for Investment 1,238,147 1,440,368 2,105,231 2,249,096 Goodwill and Other Intangibles 19,770 19,237 70,956 69,788 Total Other Assets 69,238 76,498 135,480 148,540 Total Assets $1,559,235 $1,933,315 $3,460,136 $3,442,550 Liabilities Deposits $1,341,334 $1,700,705 $3,026,236 $3,014,331 FHLB Borrowings 15,000 -- 10,135 10,054 Senior Debt 6,018 1,050 4,143 -- Subordinated Debt – 24,429 42,762 42,917 Other Liabilities 4,081 12,112 26,167 22,471 Total Liabilities $1,366,433 $1,738,296 $3,109,443 $3,089,773 Equity Total Equity $192,802 $195,019 $350,693 $352,777 Total Liabilities & Shareholder's Equity $1,559,235 $1,933,315 $3,460,136 $3,442,550 Consolidated Historical Balance Sheet Source: S&P Global Market Intelligence and Company documents

22 Consolidated Historical Income Statement (1) Includes merger related expenses of $8.5 million. Net income excluding these expenses would’ve been $21,557 for 2021. (2) Includes merger related expenses of $971 thousand. Net income excluding these expenses would’ve been $13,830 for the first ha lf of 2022. Dollar Values in Thousands 2019 2020 2021 6/30/2022 YTD Interest and Fees on Loans $55,391 $56,420 $64,795 $45,537 Other Interest Income 4,376 3,257 5,374 5,457 Interest Income $59,767 $59,677 $70,169 $50,994 Interest on Deposits $8,726 $6,440 $4,461 $2,869 Interest on Borrowings 910 640 1,578 1,077 Interest Expense $9,636 $7,080 $6,039 $3,946 Net Interest Income $50,131 $52,597 $64,130 $47,048 Provision for Loan Losses 700 3,900 (358) $800 Service Charges on Deposits 3,910 2,839 3,396 2,797 Trust and Investment Fee Income 1,522 1,558 1,881 961 Other noninterest income 4,588 6,352 8,221 8,121 Total Noninterest Income $10,020 $10,749 $13,498 $11,879 Salaries and Wages $15,413 $14,935 $21,222 $18,460 Employee Benefits 5,283 6,461 7,262 4,931 Occupancy, Furniture and Equipment 3,865 4,143 5,243 3,892 Data Processing 3,790 4,288 5,001 3,275 Legal and Professional 2,223 2,296 1,742 1,448 Other Expenses 6,983 6,276 16,336 8,420 Total Noninterest Expense $37,557 $38,399 $56,806 $40,426 Net Income Before Taxes $21,894 $21,047 $21,180 $17,701 Provision for Taxes 5,610 5,317 5,812 4,589 Net Income from Continuing Operations $16,284 $15,730 $15,368 $13,112 (Loss) Income from Discontinued Operations $(113) -- -- – Gain on Sale of Insurance Agency -- – – – Income (Tax) on Benefit Expense 27 -- -- – Net Income (GAAP) $16,198 $15,730 $15,368 (1) $13,112 (2)